MAINSTAY FUNDS TRUST

MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund

Supplement dated February 28, 2017 (“Supplement”) to the
Summary Prospectuses and Prospectus dated February 28, 2017, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

At special meetings held on January 3 and 6, 2017, the Board of Trustees (the “Board”) of MainStay Funds Trust approved certain changes to the MainStay ICAP Equity Fund (“Equity Fund”) and MainStay ICAP Select Equity Fund (“Select Equity Fund,” and together with the Equity Fund, the “ICAP Funds”). Among other related proposals, the Board approved: (i) Agreements and Plans of Reorganization (each, a “Plan of Reorganization”) with respect to the Equity Fund and the Select Equity Fund, which provides for the reorganization (the “Reorganizations”) of the ICAP Funds into MainStay Epoch U.S. Equity Yield Fund (“Equity Yield Fund”); and (ii) the appointment of Epoch Investment Partners, Inc. (“Epoch”) to manage the ICAP Funds’ assets on an interim basis, and the related interim subadvisory agreement. The Board also approved an amended management fee schedule for Equity Yield Fund to include additional breakpoints that will be effective upon the completion of the Reorganizations.

The Reorganizations and Shareholder Proxy

A notice of a special meeting of shareholders and proxy statement seeking shareholder approval for each Plan of Reorganization will be mailed to shareholders of record as of February 10, 2017. The proposed reorganization of each ICAP Fund is not contingent on each other or any other proposal. If each Plan of Reorganization is approved, shareholders of their respective ICAP Fund will receive shares of the same share class of the Equity Yield Fund having the same aggregate net asset value as the shares of the ICAP Fund they hold on the date of the Reorganizations. The Reorganizations will not affect the value of your account in your Fund at the time of the Reorganizations. The Reorganizations are expected to be treated as tax-free Reorganizations for federal tax purposes. The ICAP Funds will not bear the direct expenses relating to the Special Meeting or the direct costs of repositioning the Funds. New York Life Investment Management LLC (“New York Life Investments”) and Epoch will take steps to minimize the indirect expenses of the Reorganizations incurred by the Funds.

Fund shareholders may purchase and redeem shares of each ICAP Fund in the ordinary course until the last business day before the closing of the Reorganizations. Purchase and redemption requests received after that time should be directed to the Equity Yield Fund in accordance with its Prospectus.

This supplement is not a solicitation of any proxy.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE